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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 2000 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-37817, 333-37819 and 333-53135.


                                    /s/ Arthur Andersen LLP
                                    ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
   February 29, 2000